  EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Advanced Oxygen Technologies, Inc. (the “Company”) on Form 10-Q for the 6 month period ended December 31, 2021 filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert Wolfe, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 28, 2022	By:	/s/ Robert Wolfe
Robert Wolfe
Chief Executive Officer